EXHIBIT 32.1

HI-TECH PHARMACAL CO., INC.

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Hi-Tech Pharmacal Co., Inc. (the “Company”), hereby certify to such officers’ knowledge, that the Company’s Annual Report on Form 10-K for the year ended April 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2004

/s/ David S. Seltzer
Chief Executive Officer

/s/ William Peters
Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.